SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

                Date of Report (Date of earliest event reported):

                                  June 24, 2003



                                    Dice Inc.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)




               Delaware                               0-25107                              13-3899472
               --------                               -------                              ----------
   (State or Other Jurisdiction of            (Commission File Number)              (I.R.S. Employer Number
            Incorporation)


                     3 Park Avenue, New York, New York 10016
               ---------------------------------------------------
               (Address of principal executive offices) (zip code)


                                 (212) 725-6550
              ----------------------------------------------------
              (Registrant's telephone number, including area code)



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ITEM 5. Other Events

On June 24, 2003, Dice Inc. (the "Company") issued a press release regarding the confirmation by the U.S. Bankruptcy Court for the Southern District of New York of the Company's Joint Plan of Reorganization and its planned emergence from Chapter 11 protection. A copy of the release is attached hereto as Exhibit 99.1 and incorporated herein by reference.


ITEM 7. Financial Statements and Exhibits.

        (c) Exhibits

Exhibit
Number            Description
-------           -----------

99.1              Press Release dated June 24, 2003.

                                   SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                 DICE INC.


                                 By:  /s/  Brian P. Campbell
                                    --------------------------------------------
                                    Name:   Brian P. Campbell
                                    Title:  Vice President and General Counsel



Dated:  June 24, 2003